                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report: June 9, 1999
(Date of earliest event reported)

Commission File No. 333-71489


                          EQCC Receivables Corporation
                         EQCC Asset Backed Corporation
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                                                        59-3170055
        Delaware                                        59-3170052
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(State of Incorporation)                     (.R.S. Employer Identification No.)

10401 Deerwood Park Boulevard
Jacksonville, Florida                                      32256
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Address of principal executive offices                  (Zip Code)


                                 (904) 987-5000
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               Registrant's Telephone Number, including area code


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              (Former name, former address and former fiscal year,
                         if changed since last report)

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ITEM 5.  Other Events

          Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Banc of America Securities LLC, which are hereby filed pursuant to such letter.


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ITEM 7.   Financial Statements and Exhibits

          (c)  Exhibits


Item 601(a)
of Regulation S-K
Exhibit No.                   Description
------------------            -----------
    (99)                      Computational Materials
                              prepared by Banc of America
                              Securities LLC in
                              connection with EQCC Home
                              Equity Loan Asset Backed
                              Certificates, Series 1999-2

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   EQCC RECEIVABLES CORPORATION

June 9, 1999

                                   By:     /s/ Lenore Hanapel
                                      ------------------------------------
                                   Name:  Lenore Hanapel
                                        ----------------------------------
                                   Title: Senior Vice President
                                         ---------------------------------


                                   EQCC ASSET BACKED CORPORATION
June 9, 1999

                                   By:     /s/ Lenore Hanapel
                                      ------------------------------------
                                   Name:  Lenore Hanapel
                                        ----------------------------------
                                   Title: Senior Vice President
                                         ---------------------------------



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                               INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.         Description                                   Electronic (E)
-----------         -----------                                   --------------
(99)                Computational Materials                              E
                    prepared by Banc of America
                    Securities LLC in connection with
                    EQCC Home Equity Loan Asset Backed
                    Certificates, Series 1999-2


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